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                        H&Q IPO & EMERGING COMPANY FUND
                       Supplement dated April 25, 2000 to
   Common Class and Adviser Classes Prospectuses dated September 15, 1999 and
           Statement of Additional Information dated October 28, 1999

    THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE COMMON CLASS AND ADVISER CLASSES PROSPECTUSES AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THE H&Q IPO & EMERGING COMPANY FUND (THE "FUND") AND SUPERSEDES THE SUPPLEMENTS DATED SEPTEMBER 23, 1999, OCTOBER 15, 1999 AND DECEMBER 1, 1999:

    On April 19, 2000, the Trustees of the Fund determined to reopen the Fund to new investors, effective April 25, 2000. As of April 19, 2000, the Fund had net assets of approximately $489 million. The Fund had been closed to new investors since December 30, 1999. The Fund will no longer consider closing when the Fund's assets reach any specific asset size, but reserves the right to close again at any time in its discretion.

    On December 10, 1999, The Chase Manhattan Corporation ("Chase") completed its acquisition of Hambrecht & Quist Group (the "Merger"), the indirect parent company of Hambrecht & Quist Fund Management, LLC ("HQFM") and Hambrecht & Quist LLC ("H&Q"), the Fund's investment adviser and distributor, respectively. Upon completion of the Merger, HQFM and H&Q became indirect, wholly-owned subsidiaries of Chase. On February 1, 2000, as part of a subsequent internal restructuring, H&Q was merged into Chase Securities Inc. ("CSI"), 270 Park Avenue, New York, New York 10017, a registered broker-dealer which is also an indirect, wholly-owned subsidiary of Chase. As a result of this restructuring, CSI has replaced H&Q as the Fund's distributor.

    In conjunction with the Merger, Daniel H. Case III and William R. Timken, the two Trustees of the Trust who were affiliated with HQFM and H&Q, resigned as Trustees, and Fergus Reid III was appointed as a new Trustee. Mr. Reid currently acts as the Chairman and a Trustee of the Chase Vista mutual funds and is not affiliated with HQFM or CSI.